SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): July 13, 2000


                               The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut                    1-5224                     06-0548860
(State or other              (Commission                (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                                 Not Applicable

   (Former name or former address, if changed since last report)











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         Item 5.           Other Events.

                           1.       On July 13, 2000, William Y. O'Connor
resigned as a member of the Board of Directors of the Registrant.











































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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     THE STANLEY WORKS



Date: July 14, 2000         By:    Jennifer O. Estabrook
                            Name:  Jennifer O. Estabrook
                            Title: Vice President, General
                                   Counsel and Secretary

                                Page 3 of 3 Pages


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